(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report

March 31, 2001



CMA North Carolina
Municipal Money Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.


CMA North Carolina
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper#16057-3/01


TO OUR SHAREHOLDERS:

For the year ended March 31, 2001, CMA North Carolina Municipal
Money Fund paid shareholders a net annualized yield of 3.42%.* As of March 31, 2001, the Fund's 7-day yield was 2.86%.

Economic Environment
North Carolina's economy continued to diversify as the service sector became the dominant employer in the state. A large part of the growth in the service sector during the past decade was the expansion of the financial industry. The success of North Carolina's financial services industry is directly related to its two largest banks, Bank of America and First Union, which account for more than 35,000 jobs within the state. However, after years of rapid expansion, the two firms stopped growing as a result of recent mergers and a higher interest rate environment. The most current economic data continues to show a slowing economy for the state and most of the state's regions. North Carolina's Activity Index, which is a composite measure of expected economic performance, is projected to decline 1.9% for 2001, following a decline of 1.5% in 2000. In addition, retail sales adjusted for inflation are expected to rise a modest 1.5%, while the value of residential construction is forecasted to drop 3.1%. The state also continues to struggle to some extent from Hurricane Floyd-related building and recovery, which initially provided a boost to North Carolina's economy in early 2000, but produced income losses as the year progressed.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


North Carolina's financial operations, which were strong in past years, experienced some deterioration as a result of one-time charges related to legal penalties and natural disasters, which reduced the state's Budget Stabilization Fund from $522 million in June 1999 to $37 million by June 2000. This weakened financial position is also being reflected in a sizable budgetary shortfall projected for the current year. However, almost 40% of this projected revenue shortfall represents tax refunds applicable to the prior year and settlements of lawsuits involving the previously levied intangibles tax. The governor took budgetary action to reallocate $408 million in resources and identified a further $598 million of expenditure savings. Finally, given the state's conservative fiscal policy and its emergence as a center for high tech and financial services, the state's long-term outlook remains extremely positive.

Investment Strategy
At the beginning of the 12-month period ended March 31, 2001, the Fund had a relatively bearish position because variable rate demand product traditionally outperforms fixed rate product in April and May when outflows during tax time push rates higher. Nonetheless, we anticipated moving the Fund to a more neutral position by June 2000 given our opinion that tighter monetary policy, which was causing US equity markets to weaken, would soon have a negative effect on the domestic economy. Conversely, as June began, a number of economic indicators, including strong retail sales and housing activity, reflected a still-healthy US economy, while the nation's unemployment rate dropped to 3.9% in April. Therefore, during this time, we delayed the Fund's maturity extension. On May 16, 2000, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 50 basis points (0.50%) from 6.0% to 6.5%. Given this significant tightening of monetary policy, we then looked to move to a more neutral position anticipated at the beginning of the period. In July and August 2000, economic data began to show more significant signs of a slowing US economy as the change in non-farm payrolls were weaker than expected, decreasing 108,000 and increasing only 53,000, respectively. Inflation also stayed in check as consumer and producer price indexes recorded negative values for the month of August. Given this backdrop for the domestic economy, we continued to pursue a slightly more aggressive position.

As the second half of the period progressed, it became evident that the US economy was slowing more rapidly than expected, which was reflected in the continued deterioration of both domestic economic data and US equity markets. By March 31, 2001, the Dow Jones Industrial Average and NASDAQ Composite Index declined 17% and 60%, respectively, from highs reached in early 2000. As a result of the dramatic shift, the Federal Open Market Committee lowered the Federal Funds rate by 100 basis points in January 2001 and 50 basis points in March 2001. During this time, we had some difficulty maintaining the bullish position we desired because of a lack of state-specific fixed rate issuance and significant cash inflows particularly during November, December and January when the Fund's assets increased approximately 14%. Consequently, a majority of the fixed rate product acquired by the Fund was purchased in the secondary market. This strategy allowed the Fund to perform above average relative to its peer group for the year ended March 31, 2001, according to IBC's Money Fund Report.

Going forward, we believe that interest rates will have to further decline to spark the ailing US economy. Therefore, we will pursue attractive opportunities to assume a more aggressive position, while continuing to monitor the marketplace.

In Conclusion
We thank you for your support of CMA North Carolina Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Darrin J. SanFillippo)
Darrin J. SanFillippo
Vice President and Portfolio Manager


May 1, 2001



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001                                                           (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                    Value
North Carolina--    $ 1,070   Arlington, North Carolina, GO, BAN, 3.49% due 12/05/2001                        $    1,071
93.6%                 3,700   Ashe County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Oldham Saw Inc. Project),
                              VRDN, AMT, 3.65% due 5/01/2014 (a)                                                   3,700
                      5,467   Beaufort County, North Carolina, Water District Number 1, GO, BAN, 4.75%
                              due 9/12/2001                                                                        5,478
                              Buncombe County, North Carolina, GO, VRDN (a):
                        455     3.65% due 6/01/2002                                                                  455
                        500     3.65% due 6/01/2004                                                                  500
                        525     3.65% due 6/01/2005                                                                  525
                        580     3.65% due 6/01/2007                                                                  580
                        435     3.65% due 6/01/2008                                                                  435
                        640     3.65% due 6/01/2009                                                                  640
                        740     3.65% due 6/01/2012                                                                  740
                      3,000   Buncombe County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Refunding Bonds (Industrial Development
                              Alliance), AMT, VRDN, 3.55% due 8/01/2009 (a)                                        3,000
                      6,600   Cabarrus County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (S&D Coffee Inc. Project), AMT,
                              VRDN, 3.55% due 9/01/2011 (a)                                                        6,600
                      3,000   Carteret County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR (Texasgulf Inc. Project), VRDN, 3.625% due
                              10/01/2005 (a)                                                                       3,000
                      1,765   Cary, North Carolina, GO, Refunding, 4% due 2/01/2002                                1,775
                      1,300   Charlotte, North Carolina, GO, 5.50% due 6/01/2001                                   1,302
                      1,000   Charlotte, North Carolina, GO, Refunding, Series A, 5% due 7/01/2001                 1,002
                      1,065   Charlotte, North Carolina, Water and Sewer, GO, 4.75% due 2/01/2002                  1,081
                      6,900   Cleveland County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Curtiss-Wright Flight System),
                              VRDN, AMT, 3.60% due 11/01/2023 (a)                                                  6,900
                      5,000   Columbus County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Kroy Building Products Inc.
                              Project), VRDN, AMT, 3.30% due 12/01/2025 (a)                                        5,000
                      6,500   Columbus County, North Carolina, Water and Sewer District Number 2, GO,
                              BAN, 3.25% due 6/27/2001                                                             6,503
                      1,000   Cumberland County, North Carolina, Finance Corporation, Installment Payment
                              Revenue Refunding Bonds (Detention Center and Mental Health), 5% due
                              6/01/2001 (d)                                                                        1,001
                      6,500   Davidson County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Diebold Inc. Project), VRDN,
                              AMT, 3.55% due 6/01/2017 (a)                                                         6,500
                        735   Eden, North Carolina, Water and Sewer, GO, Refunding, AMT, 5% due
                              6/01/2001 (e)                                                                          735
                     16,505   Forsyth County, North Carolina, COP (Public Facilities and Equipment Project),
                              VRDN, 3.50% due 10/01/2020 (a)                                                      16,505
                     10,000   Gaston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, Refunding (Duke Energy Corp.), VRDN, AMT, 3.60%
                              due 10/01/2012 (a)                                                                  10,000



Portfolio Abbreviations for CMA North Carolina Municipal Money Fund

ACES SM  Adjustable Convertible Extendible Securities
AMT      Alternative Minimum Tax (subject to)
BAN      Bond Anticipation Notes
COP      Certificates of Participation
GO       General Obligation Bonds
IDR      Industrial Development Revenue Bonds
MSTR     Municipal Securities Trust Receipts
PCR      Pollution Control Revenue Bonds
TECP     Tax-Exempt Commercial Paper
VRDN     Variable Rate Demand Notes


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)                                               (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                    Value
North Carolina      $   855   Granville County, North Carolina, Industrial Facilities and Pollution Control
(continued)                   Financing Authority, Industrial Revenue Bonds (Tuscarora Plastics, Inc.
                              Project), VRDN, AMT, 3.65% due 12/01/2001 (a)                                   $      855
                        500   Greene County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, Industrial Revenue Bonds (Federal Paper Board
                              Company, Inc. Project), VRDN, 3.55% due 11/01/2009 (a)                                 500
                      1,000   Greensboro, North Carolina, Public Improvement, GO, 6.25% due 3/01/2002 (c)          1,044
                      8,000   Guilford County, North Carolina, GO, VRDN, Series C, 3.55% due 10/01/2017 (a)        8,000
                              Guilford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN, AMT (a):
                      1,600     (Neal Manufacturing), 3.65% due 11/01/2013                                         1,600
                      2,500     (Ornamental Products), 3.65% due 12/01/2014                                        2,500
                        800     (Pharmagraphics Inc. Project), 3.80% due 9/01/2010                                   800
                      2,800     (Snider Tire Inc.), 3.60% due 10/01/2019                                           2,800
                      3,900     (US Woven Label Project), 3.55% due 1/01/2013                                      3,900
                     23,400   Halifax County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds, Exempt Facilities (Westmoreland),
                              VRDN, 3.65% due 12/01/2019 (a)                                                      23,400
                              Holly Springs, North Carolina, GO, BAN, Series A:
                      2,000     3.40% due 8/29/2001                                                                2,002
                      4,516     3.25% due 12/12/2001                                                               4,521
                      1,000   Johnston County, North Carolina, GO, 4.90% due 5/01/2001 (f)                         1,001
                      2,700   Johnston County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority Revenue Bonds (Hamlin Sheet Metal Co. Inc.), VRDN, AMT,
                              3.65% due 11/01/2017 (a)                                                             2,700
                      3,700   Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (West Co. Nebraska, Inc. Project), VRDN, 3.55% due
                              10/01/2005 (a)                                                                       3,700
                              Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR, VRDN (a):
                      5,800     (Hof Textiles Inc. Project), AMT, 3.55% due 10/01/2011                             5,800
                      3,260     (Packaging NC Project), 3.75% due 10/01/2013                                       3,260
                      4,334   Martin County, North Carolina, Water and Sewer District Number 1, GO, BAN,
                              4.21% due 4/11/2001                                                                  4,334
                      6,250   Mecklenburg County, North Carolina, COP, VRDN, 3.55% due 4/01/2020 (a)               6,250
                      5,000   Mecklenburg County, North Carolina, GO (Public Improvement), VRDN,
                              Series C, 3.45% due 2/01/2011 (a)                                                    5,000
                              Mecklenburg County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Industrial Revenue Bonds, VRDN (a):
                      2,000     (Edgcomb Metals Co. Project), 3.50% due 12/01/2009                                 2,000
                      1,000     (Ferguson Supply and Box Manufacturing), AMT, 3.75% due 8/01/2010                  1,000
                      1,500     (Griffith Micro Science Project), AMT, 3.60% due 11/01/2007                        1,500
                      5,700     (Rexroth Corp. Project), AMT, 3.55% due 9/01/2016                                  5,700
                        405   New Hanover County, North Carolina, Industrial Facilities Revenue Bonds
                              (Interroll Corp. Project), VRDN, 3.65% due 11/01/2003 (a)                              405
                      2,145   New Hanover County, North Carolina, Public Improvement, GO, 5.30% due
                              11/01/2001                                                                           2,171
                      1,000   Newport, North Carolina, GO, BAN, 4.20% due 7/18/2001                                1,001
                      4,000   North Carolina Capital Facilities Finance Agency, Educational Facilities
                              Revenue Bonds (Barton College), VRDN, 3.60% due 2/01/2013 (a)                        4,000
                              North Carolina Educational Facilities Finance Agency, Educational Facilities
                              Revenue Bonds, VRDN (a):
                        930     (Catawba College), 3.45% due 3/01/2019                                               930
                     10,000     (Duke University Project), Series A, 3.45% due 12/01/2017                         10,000
                              North Carolina Educational Facilities Finance Agency, Educational Facilities
                              Revenue Refunding Bonds, VRDN (a):
                      5,550     (Cardinal Gibbons High School), 3.55% due 8/01/2014                                5,550
                      9,620     (Wake Forest University), 3.50% due 1/01/2018                                      9,620



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONCLUDED)                                               (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                    Value
North Carolina                North Carolina Medical Care Commission, Health Care Facilities Revenue
(concluded)                   Bonds, VRDN (a):
                    $ 1,705     (Cabarrus Memorial Hospital Project), 3.45% due 3/01/2012                     $    1,705
                      8,235     (Cabarrus Memorial Hospital Project), AMT, 3.55% due 3/01/2028                     8,235
                      3,385     (Methodist Home Project), 3.50% due 3/01/2018                                      3,385
                              North Carolina Medical Care Commission, Hospital Revenue Bonds (a):
                      8,800     (Moses H. Cone Memorial Hospital Project), VRDN, 3.55% due 10/01/2023              8,800
                      5,850     (Pooled Equipment Financing Project), ACES, 3.45% due 12/01/2025 (b)               5,850
                              North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds,
                              VRDN (a):
                     30,300     (Baptist Hospitals Project), 3.40% due 6/01/2030                                  30,300
                      3,300     (Lexington Memorial Hospital Project), 3.80% due 4/01/2010                         3,300
                      2,400   North Carolina Medical Care Commission Revenue Bonds (Carol Woods
                              Project), VRDN, 3.50% due 4/01/2021 (a)                                              2,400
                      5,000   North Carolina State, GO, Series A, 4.75% due 4/01/2001                              5,000
                      1,600   North Carolina State Ports Authority, Docks and Wharves Facility Revenue
                              Bonds (Morehead City Terminals), VRDN, 3.65% due 1/01/2016 (a)                       1,600
                        685   Orange County, North Carolina, COP (Orange County High School Project),
                              4.30% due 11/01/2001                                                                   685
                      1,110   Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
                              Bonds (Cessna Aircraft Company Project), VRDN, 3.65% due 10/01/2012 (a)              1,110
                      5,005   Raleigh Durham, North Carolina, Airport Authority, Airport Revenue
                              Refunding Bonds, Series B, 4% due 11/01/2001 (f)                                     5,027
                      1,194   Riverside County, North Carolina, GO, BAN, 4.50% due 4/25/2001                       1,194
                      3,363   Rocky Point, North Carolina, Topsoil, Water and Sewer, GO, BAN, 4.75% due
                              9/12/2001                                                                            3,369
                      2,300   Rowan County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, PCR, IDR (Hon Industries Project), VRDN, AMT, 3.55%
                              due 4/01/2018 (a)                                                                    2,300
                      2,500   Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (All American Homes of North Carolina), VRDN,
                              AMT, 3.80% due 11/01/2011 (a)                                                        2,500
                      4,200   Stanley County, North Carolina, Industrial Facilities and Pollution Control
                              Financing Authority, IDR (Patrick Industries Project), VRDN, AMT, 3.80% due
                              8/01/2010 (a)                                                                        4,200
                      2,500   Wake County, North Carolina, GO, Series B, 4.50% due 2/01/2002                       2,526
                      2,960   Winston Salem, North Carolina, GO, Refunding, 8.875% due 6/01/2001                   2,988

Puerto Rico--                 Government Development Bank of Puerto Rico, TECP:
5.5%                  7,000     3.75% due 5/17/2001                                                                7,000
                      3,000     3.70% due 6/01/2001                                                                3,000
                      2,000   Puerto Rico Commonwealth, Government Development Bank Revenue
                              Refunding Bonds, VRDN, 3.30% due 12/01/2015 (a)(b)                                   2,000
                      6,400   Puerto Rico Electric Power Authority, Power Revenue Bonds, GO, MSTR,
                              VRDN, Series SGA-43, 3.50% due 7/01/2022 (a)(b)                                      6,400
                              Total Investments (Cost--$327,746*)--99.1%                                         327,746
                              Other Assets Less Liabilities--0.9%                                                  2,813
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  330,559
                                                                                                              ==========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
(b)MBIA Insured.
(c)Prerefunded.
(d)AMBAC Insured.
(e)FSA Insured.
(f)FGIC Insured.
*Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2001
Assets:
Investments, at value (identified cost--$327,746,096)                                                     $  327,746,096
Cash                                                                                                              42,531
Interest receivable                                                                                            1,475,679
Prepaid registration fees and other assets                                                                     1,641,756
                                                                                                          --------------
Total assets                                                                                                 330,906,062
                                                                                                          --------------

Liabilities:
Payables:
 Investment adviser                                                                      $      131,804
 Distributor                                                                                    104,610          236,414
                                                                                         --------------
Accrued expenses and other liabilities                                                                           111,125
                                                                                                          --------------
Total liabilities                                                                                                347,539
                                                                                                          --------------
Net Assets                                                                                                $  330,558,523
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                                $   33,062,498
Paid-in capital in excess of par                                                                             297,557,457
Accumulated realized capital losses--net                                                                        (61,432)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 330,624,976 shares of
beneficial interest outstanding                                                                           $  330,558,523
                                                                                                          ==============

See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2001
Investment Income:
Interest and amortization of premium earned                                                               $   12,205,003

Expenses:
Investment advisory fees                                                                $     1,496,996
Distribution fees                                                                               373,634
Accounting services                                                                              93,646
Professional fees                                                                                51,699
Transfer agent fees                                                                              43,527
Custodian fees                                                                                   25,047
Printing and shareholder reports                                                                 19,072
Registration fees                                                                                19,025
Pricing fees                                                                                      6,576
Trustees' fees and expenses                                                                       1,613
Other                                                                                             6,936
                                                                                         --------------
Total expenses                                                                                                 2,137,771
                                                                                                          --------------
Investment income--net                                                                                        10,067,232
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   10,067,232
                                                                                                          ==============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Year Ended March 31,
                                                                                              2001             2000
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                   $   10,067,232   $    7,998,529
Realized loss on investments--net                                                                    --            (547)
                                                                                         --------------   --------------
Net increase in net assets resulting from operations                                         10,067,232        7,997,982
                                                                                         --------------   --------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net                                      (10,067,232)      (7,998,529)
                                                                                         --------------   --------------
Beneficial Interest Transactions:
Net proceeds from sale of shares                                                            907,723,213      836,020,671
Value of shares issued to shareholders in reinvestment of dividends                          10,067,472        7,998,408
                                                                                         --------------   --------------
                                                                                            917,790,685      844,019,079
Cost of shares redeemed                                                                   (878,767,854)    (856,549,097)
                                                                                         --------------   --------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                                 39,022,831     (12,530,018)
                                                                                         --------------   --------------
Net Assets:
Total increase (decrease) in net assets                                                      39,022,831     (12,530,565)
Beginning of year                                                                           291,535,692      304,066,257
                                                                                         --------------   --------------
End of year                                                                              $  330,558,523   $  291,535,692
                                                                                         ==============   ==============

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                     2001         2000           1999        1998         1997
Per Share Operating Performance:
Net asset value, beginning of year                        $     1.00   $    1.00     $    1.00    $    1.00    $    1.00
                                                          ----------  ----------    ----------   ----------   ----------
Investment income--net                                           .03         .03           .03          .03          .03
Realized gain (loss) on investments--net                          --        --++          --++         --++         --++
                                                          ----------  ----------    ----------   ----------   ----------
Total from investment operations                                 .03         .03           .03          .03          .03
                                                          ----------  ----------    ----------   ----------   ----------
Less dividends from investment income--net                     (.03)       (.03)         (.03)        (.03)        (.03)
                                                          ----------  ----------    ----------   ----------   ----------
Net asset value, end of year                              $     1.00   $    1.00     $    1.00    $    1.00    $    1.00
                                                          ==========  ==========    ==========   ==========   ==========
Total Investment Return                                        3.42%       2.76%         2.73%        3.02%        2.84%
                                                          ==========  ==========    ==========   ==========   ==========
Ratios to Average Net Assets:
Expenses                                                        .71%        .71%          .71%         .71%         .72%
                                                          ==========  ==========    ==========   ==========   ==========
Investment income--net                                         3.36%       2.72%         2.69%        2.97%        2.79%
                                                          ==========  ==========    ==========   ==========   ==========
Supplemental Data:
Net assets, end of year (in thousands)                    $  330,559  $  291,536    $  304,066   $  307,069   $  274,180
                                                          ==========  ==========    ==========   ==========   ==========


++Amount is less than $.01 per share.
See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial advisors and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $66,818 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 2001, the Fund had a net capital loss carryforward of approximately $61,000, of which $10,000 expires in 2002, $13,000 expires in 2003, $11,000 expires in 2005 and $27,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains. Expired capital loss carryforward in the amount of $5,021 has been reclassified to paid-in capital in excess of par.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
CMA North Carolina Municipal Money Fund
of CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 3, 2001





CMA NORTH CAROLINA MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust during its taxable year ended March 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



CMA NORTH CAROLINA MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
     Treasurer
Phillip S. Gillespie--Secretary

Arthur Zeikel, Trustee of CMA North Carolina Municipal Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].